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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 4, 2005 (March 30, 2005)
                                                  ------------------------------


                          Universal Display Corporation
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

         Pennsylvania                      1-12031              23-2372688
-------------------------------          ------------       -------------------
(State or Other Jurisdiction of          (Commission         (I.R.S. Employer
        Incorporation)                   File Number)       Identification No.)

         375 Phillips Boulevard
           Ewing, New Jersey                                       08618
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (609) 671-0980
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 30, 2005, the Registrant entered into a Sixth Amendment to its Development and License Agreement with PPG Industries, Inc. Under that agreement, a team of PPG Industries' scientists and engineers assists the Registrant in developing and commercializing various materials for use in organic light emitting devices (OLEDs). PPG Industries also supplies the Registrant with OLED materials that it qualifies and resells for evaluation purposes.

         The Sixth Amendment amends the Development and License Agreement with regard to the date of expiration of that Agreement. The amendment also modifies the Development and License Agreement with regard to the timing of the Registrant's issuance to PPG Industries and registration for resale by PPG Industries of shares of the Registrant's common stock that will be issued to PPG Industries in partial consideration of the work performed by PPG Industries under the agreement.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                UNIVERSAL DISPLAY CORPORATION


                                                By: /s/ Sidney D. Rosenblatt
                                                    --------------------------
                                                    Sidney D. Rosenblatt
                                                    Executive Vice President,
                                                    Chief Financial Officer,
                                                    Treasurer and Secretary



Dated: April 4, 2005













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